                                                                    EXHIBIT 99.2

                           NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                   9 5/8% SENIOR SUBORDINATED NOTES DUE 2007

    THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 9 5/8% SENIOR SUBORDINATED NOTES DUE 2007 (THE "EXISTING NOTES") OF B&G FOODS, INC., A DELAWARE CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER EXISTING NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN THE PROSPECTUS DATED JANUARY [ ], 1998 (THE "PROSPECTUS") AND (I) WHOSE EXISTING NOTES ARE NOT IMMEDIATELY AVAILABLE OR (II) WHO CANNOT DELIVER SUCH EXISTING NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (III) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER--GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

                                B&G FOODS, INC.

                         NOTICE OF GUARANTEED DELIVERY

To: The Bank of New York
  The Exchange Agent

      BY REGISTERED OR CERTIFIED MAIL:                 BY HAND OR OVERNIGHT COURIER:

            The Bank of New York                           The Bank of New York
           101 Barclay Street, 7E                           101 Barclay Street
          New York, New York 10286                       Corporate Trust Services
        Attn: Reorganization Section,                       Window Ground Level
                Arwen Gibbons                            New York, New York 10286
                                                       Attn: Reorganization Section,
                                                               Arwen Gibbons

                  BY FACSIMILE FOR ELIGIBLE INSTITUTIONS ONLY:

                                 (212) 571-3080

                      For General Questions or to Confirm
                        Receipt of Notice of Guaranteed
                             Delivery by Telephone:
                                 (212) 815-6333

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Existing Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below:

        CERTIFICATE NUMBERS
           (IF AVAILABLE)                  PRINCIPAL AMOUNT TENDERED
------------------------------------  ------------------------------------

    All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

  If Existing Notes will be tendered by book-entry transfer:
  ____________________________________________________________________________
                                   SIGN HERE
  Name of Tendering Institution: _____________________________________________
                                  SIGNATURE(S)

  The Depository Trust Company Account No.:
  ____________________________________________________________________________
                             NAME(S) (PLEASE PRINT)
   __________________________________________________________________________
                                    ADDRESS
   __________________________________________________________________________
                                    ZIP CODE
   __________________________________________________________________________
                          AREA CODE AND TELEPHONE NO.
   __________________________________________________________________________
                                     DATE:

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus). SIGN HERE: _________________________________________________________________
  Name of Firm: ______________________________________________________________
  Authorized Signature: ______________________________________________________
  Name (Please Print): _______________________________________________________
  Address: ___________________________________________________________________
  Zip Code: __________________________________________________________________
  Area Code and Telephone No.: _______________________________________________
  Date: ______________________________________________________________________
      DO NOT SEND CERTIFICATES FOR EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF CERTIFICATES FOR EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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
                                  INSTRUCTIONS

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth in the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

    2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Existing Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Existing Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered Holder(s) appear(s) on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.

                                       4